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                                                                EXHIBIT 10(viii)

                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") dated as of September 29, 1999, among NATIONAL DATA CORPORATION, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, BANK ONE, NA (formerly The First National Bank of Chicago), as Administrative Agent for such Lenders, and WACHOVIA BANK, N.A., as Documentation Agent for such Lenders.


                             W I T N E S S E T H:
                             -------------------


     WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the Documentation Agent are parties to a certain Credit Agreement dated as of December 19, 1997, as amended by a certain First Amendment to Credit Agreement dated as of April 10, 1998, by a certain Second Amendment to Credit Agreement dated as October 14, 1998, by a certain Third Amendment to Credit Agreement dated as of February 26, 1999, and by a certain Fourth Amendment to Credit Agreement dated as of July 7, 1999 (as so amended, the "Credit Agreement");

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more particularly set forth in this Fifth Amendment;

     NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Defined Terms.  Except as otherwise expressly defined herein, all
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capitalized terms used in this Sixth Amendment that are used in the Credit
Agreement shall have the same meanings herein as are specified for such capitalized terms in the Credit Agreement.

2.   Amendment to Section 6.04 ("Restricted Payments").  Section 6.04 of the
     -------------------------------------------------
Credit Agreement is hereby amended by deleting said Section 6.04 in its entirety and substituting in lieu thereof the following Section 6.04:

          SECTION 6.04. Restricted Payments. The borrower will not declare or
                        -------------------
          make any Restricted Payment if, after giving effect thereto, (I) the aggregate of all Restricted Payments declared or made (A) during Borrower's 1999 Fiscal Year exceeds $30,000,000, (B) during Borrower's 2000 Fiscal Year exceeds $60,000,000, (C) during Borrower's 2001 Fiscal Year exceeds the sum of (x) $20,000,000 and (y) the amount, if any, by which $60,000,000 exceeds the aggregate amount of Restricted Payments declared or made by the Borrower during Borrower's 2000 Fiscal Year or (D) during any other Fiscal Year of Borrower exceeds $20,000,000, or (ii) any Default shall be in existence (which has not been specifically waived in writing pursuant to section 9.06) either
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          immediately preceding or succeeding the making or declaration or any such Restricted Payment.

3.   Representations and Warranties.  The Borrower represents and warrants to
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the Lenders as follows:

     (a)  All representations and warranties set forth in the Credit
Agreement and the other Loan Documents are true and correct on and as of the date of this Fifth Amendment except for changes expressly permitted therein and except to the extent that such representations and warranties relate solely to an earlier date; and

     (b) After giving effect to this Fifth Amendment, no Default or Event of Default has occurred and is continuing.

4.   Effect of Fifth Amendment.  On and after the date this Fifth Amendment
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becomes effective as provided herein (i) each and every reference in the Credit
Agreement to "hereof," "hereunder," "herein," "hereby" and each other similar reference, and each and every reference to "this Agreement" and each other similar reference, shall refer to the Credit Agreement as amended hereby, and as the same may be further amended, restated or supplemented from time to time, and
(ii) each and every reference in the Loan Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Fifth Amendment, and as the same may be further amended, supplemented or restated from time to time. The Borrower confirms and agrees that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Loan Documents remain in full force and effect in accordance with their respective terms.

5.   Ratification. The Borrower hereby restates, ratifies and reaffirms each and
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every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof. To induce the Lenders to enter into this Fifth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower acknowledges and agrees that, as of the date hereof and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the obligations arising under the Credit Agreement or the other Loan Documents.

6.   Counterparts.  This Fifth Amendment may be executed in any number of
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counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

7.   Condition to Effectiveness of Fifth Amendment.  This Fifth Amendment shall
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not become effective or have any force or effect until (i) counterparts of this
Fifth Amendment have been executed on behalf of the Borrower and those Lenders constituting the Required Lenders under the terms of the Credit Agreement, and all such executed counterparts shall have been delivered to the Administrative Agent.

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8.   Miscellaneous.  This Fifth Amendment shall be construed in accordance with
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and governed by the laws of the State of Georgia, without regard to the effect of conflicts of laws.  This Fifth Amendment shall be binding on, and shall inure
                            -----
to the benefit of and be enforceable by, the respective successors and permitted assigns of the parties hereto.

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     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their duly authorized officers or representatives as of the date first above written.

                                        NATIONAL DATA CORPORATION


                                        By:   /s/ Suellyn P. Tornay
                                              ---------------------
                                              Name: Suellyn P. Tornay
                                              Title: Corporate Secretary


                                        BANK ONE, N.A. (formerly The First
                                              National Bank of Chicago),
                                              as Administrative
                                              Agent and Lender



                                        By:  /s/ David T. McNeela
                                             --------------------
                                             Name: David T. McNeela
                                             Title: Vice President


                                        WACHOVIA BANK, N.A., as
                                             Documentation Agent and Lender


                                        By:  /s/ Alyson Schattner
                                             --------------------
                                             Name: Alyson Schattner
                                             Title: Assistant Vice President


                                        SUNTRUST BANK (formerly SunTrust
                                             Bank, Atlanta), as Lender


                                        By:  /s/ Brian K. Peters
                                             -------------------
                                             Name: Brian K. Peters
                                             Title:  Director

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                                        FIRST AMERICAN NATIONAL BANK,
                                        as Lender


                                        By:  ___________________________
                                             Name:
                                             Title:

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